                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report:    April 17, 2003
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                        United Community Financial Corp.
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             (Exact name of registrant as specified in its charter)

          Ohio                         0-24399                 34-1856319
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   (State or other jurisdiction      (Commission           (IRS Employer of
          incorporation)             File Number)        Identification Number)


          275 Federal Plaza West
            Youngstown, Ohio                                  44503-1203
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (330) 742-0500
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                                 Not Applicable
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         (Former name or former address, if changes since last report.)

Item 7.  Financial Statements and Exhibits

         (a.) and (b.)   Not applicable.

         (c.)            Exhibits. See Index to Exhibits.



Item 9: Regulation FD Disclosure, providing information under Items 9 and 12.

On April 17, 2003, United Community Financial Corp. issued a press release discussing its earnings for the first quarter of 2003. The press release is attached as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              UNITED COMMUNITY FINANCIAL CORP.

                              By:   /s/  Patrick A. Kelly
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                                    Patrick A. Kelly
                                    Chief Financial Officer

Dated: April 16, 2003

                                INDEX TO EXHIBITS

Exhibit 99          Press release dated April 17, 2003